SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549


                                   FORM 8-K
                                (Rule 12g-3(a))


                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




   Date of Report (Date of earliest event reported):       March 30, 2001
                                                     ---------------------------



                       MOUNTAINBANK FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)


      NORTH CAROLINA                                           56-2237240
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(State or other jurisdiction      (Commission                 (IRS Employer
     of incorporation)            File Number)              Identification No.)


       201 Wren Drive
       Hendersonville, North Carolina                            28792
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      (Address of principal executive offices)                 (Zip Code)



  Registrant's telephone number, including area code:       (828) 693-7376
                                                      --------------------------

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Item 2.  Acquisition or Disposition of Assets.

      MountainBank Financial Corporation (the "Registrant") was incorporated on January 10, 2001, by and at the direction of the Board of Directors of MountainBank (the "Bank") for the sole purpose of acquiring the Bank and serving as the Bank's parent bank holding company. Prior to its acquisition of the Bank, Registrant conducted no business or operations other than those activities related to the acquisition.

      Effective at 2:00 P.M. on March 30, 2001 (the "Effective Time"), Registrant acquired the Bank in a statutory share exchange (the "Reorganization") effected under North Carolina law and in accordance with the terms of an Agreement and Plan of Reorganization and Share Exchange dated January 11, 2001 (the "Agreement"). The Agreement and the Reorganization previously had been approved by the Bank's shareholders at a special meeting held on February 20, 2001. Pursuant to the Agreement, at the Effective Time each of the outstanding shares of the Bank's $4.00 par value common stock formerly held by its shareholders (as adjusted for a five-for-four stock split in the Bank's common stock which became effective immediately prior to the Reorganization) was converted into one newly issued share of Registrant's $4.00 par value common stock, and the Bank became a wholly-owned subsidiary of Registrant.

      Registrant's directors and executive officers are the same as those of the Bank, and Registrant's current shareholders consist of the former shareholders of the Bank. Shareholders will receive certificates evidencing their shares of Registrant's common stock in exchange for and upon the proper surrender of their Bank certificates.

      The Bank is a North Carolina state-chartered commercial bank which was incorporated and commenced banking operations during 1997 and which engages in a general commercial and consumer banking business. The Bank's main banking office is located at 201 Wren Drive, Hendersonville, North Carolina. Its operations are primarily retail oriented and are aimed at individuals and small to medium-sized businesses located in its market area. The Bank's deposits are insured by the Federal Deposit Insurance Corporation and are derived primarily from customers located within its market area.

      As provided in the Commission's Rule 12g-3(a) under the Securities Exchange Act of 1934 (the "Exchange Act"), Registrant's $4.00 par value common stock is deemed to be registered under Section 12(g) of the Exchange Act.

                                      2

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Item 7. Financial Statements and Exhibits.

     (a) Financial Statements of Business Acquired. The financial statements of the Bank described below are to be filed by way of an amendment to this Report.

          (1)  Independent Auditors' Report

          (2)  Balance Sheets as of December 31, 2000 and 1999

          (3) Statements of Income for each of the years in the three-year period ended December 31, 2000

          (4) Statements of Changes in Shareholders' Equity for each of the years in the three- year period ended December 31, 2000

          (5) Statements of Cash Flows for each of the years in the three-year period ended December 31, 2000

          (6)  Notes to Consolidated Financial Statements

     (b) Supplemental Financial Statements. The following financial statements of Registrant described below (which have been restated to give retroactive effect to Registrant's acquisition of the Bank) are to be filed by way of an amendment to this Report.

          (1)  Independent Auditors' Report

          (2) Supplemental Consolidated Balance Sheets as of December 31, 2000 and 1999

          (3) Supplemental Consolidated Statements of Income for each of the years in the three- year period ended December 31, 2000

          (4) Supplemental Consolidated Statements of Changes in Shareholders' Equity for each of the years in the three-year period ended December 31, 2000

          (5) Supplemental Consolidated Statements of Cash Flows for each of the years in the three-year period ended December 31, 2000

          (6)  Notes to Supplemental Consolidated Financial Statements

     (c)  Exhibits. The following exhibits are filed as a part of this Report.


 Exhibit No.                   Exhibit Description
 -----------                   -------------------
     2         Agreement and Plan or Reorganization and Share Exchange dated
               January 11, 2001
     3.1       Registrant's Articles of Incorporation
     3.2       Registrant's Bylaws
    21         Subsidiaries


                                      3

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                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    MOUNTAINBANK FINANCIAL CORPORATION
                                               (Registrant)



Date: April 10 , 2001      By:   S/ Gregory L. Gibson
           ----                 ----------------------------------------------
                                 Gregory L. Gibson
                                 Chief Financial Officer

                                      4

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                                 EXHIBIT INDEX


 Exhibit No.                   Exhibit Description
 -----------                   -------------------
     2         Agreement and Plan or Reorganization and Share Exchange dated
               January 11, 2001
     3.1       Registrant's Articles of Incorporation
     3.2       Registrant's Bylaws
    21         Subsidiaries